                                2,000,000 Shares

                             EARTHLINK NETWORK, INC.

                     Common Stock, par value $.01 per share



                             UNDERWRITING AGREEMENT


                                                                January __, 1997

Invemed Associates, Inc.
375 Park Avenue
Suite 2205
New York, NY 10152-0189


Ladies and Gentlemen:

     1. INTRODUCTORY. EarthLink Network, Inc., a Delaware corporation (the "Company"), proposes to issue and sell 2,000,000 shares (the "Firm Shares") of its authorized but unissued Common Stock, par value $.01 per share ("Common Stock"), to you (the "Underwriter"). The Company also proposes to issue and sell to the Underwriter, at the option of the Underwriter, an aggregate of not more than 300,000 additional shares (the "Optional Shares") of Common Stock, as set forth in Section 3 below. The Firm Shares and the Optional Shares are herein collectively referred to as the "Stock." The Company hereby agrees with the Underwriter as follows:

     2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          (a) The Company represents and warrants to, and agrees with, the Underwriter that:

               (i) A registration statement on Form S-1 (File No. 333-15781), including a form of prospectus, relating to the Stock has been filed with the Securities and Exchange Commission (the "Commission") and either (A) has been declared effective under the Securities Act of 1933, as amended (the "Act"), and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment.
          If such registration statement ("initial registration statement") has been declared effective, either (i) an additional registration statement ("additional registration statement") relating to the Stock may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule, and the Stock has been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing all of the Stock will have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or, if an additional registration statement has been filed and the Company does not propose to amend it and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b).
          For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Underwriter that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Underwriter that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Underwriter that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Stock, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required or until such time as such filing is made) as included in a Registration Statement, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

               (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the


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


          statements therein not misleading, and (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required and if the Effective Time of the Additional Registration Statement is subsequent to the execution and delivery of this Agreement) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been filed or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by the Underwriter specifically for use therein, it being understood that the only such information is that described as such in Section 7(b) of this Agreement.

               (iii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its place of incorporation with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company; and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

               (iv) The Company has no subsidiaries and owns no securities of any other entity, except for investment-grade, interest-bearing securities.

               (v) The Stock and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Stock has been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Stock will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Stock.


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               (vi) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action by the Company and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement that is material to the Company and to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject; nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any applicable law, administrative regulation or administrative or court decree.

               (vii) No consent, approval, authorization or other order of, or filing with, any court, regulatory body, administrative agency, other governmental body or any self-regulatory agency is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated herein, except such as have been obtained or made under the Act and such as may be required under state securities laws.

               (viii) The accountants who have expressed their opinions with respect to certain of the financial statements and schedules included in each Registration Statement are independent as required by the Act.

               (ix) The financial statements and schedules of the Company included in each Registration Statement and the Prospectus present fairly the financial position of the Company as of the respective dates of such financial statements, and the results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed in the Prospectus. The financial information set forth in the Prospectus under "Selected Financial Data" presents fairly, on the basis stated in the Prospectus, the information set forth therein.

               (x) The Company is not in violation of its charter or bylaws or in default under any consent decree, or in default with respect to any provision of any lease, loan agreement, franchise, license, permit or other contractual obligation to which it is a party or by which it may be bound, or to which any of the property or assets of the Company is subject; and there does not exist any state of facts which constitutes an event of default as defined in such documents or which, with notice or lapse of time, or both, would constitute such an event of default, in each case except for defaults which neither singly nor in the aggregate are material to the condition, financial or otherwise, or the results of operations, business or prospects of the Company.

               (xi) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its properties, which is required to be disclosed in a Registration Statement (other than as disclosed therein), or which, if determined adversely to the Company, could result in any material adverse change in the condition, financial or otherwise, or in the results of operations, business or prospects of the Company, or could materially and adversely affect its property or assets or the consummation of the transactions contemplated by this Agreement; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

               (xii) There are no holders of securities of the Company having rights to registration thereof except as disclosed in the Prospectus. No holders of registration rights have such rights with respect to the offering being made by the Prospectus.

               (xiii) This Agreement has been duly authorized, executed and delivered by the Company.

               (xiv) Except as disclosed in the Prospectus, the Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it as described in the Prospectus; and except as disclosed in the Prospectus, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by it as described in the Prospectus.

               (xv) The Company has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Stock.

               (xvi) Subsequent to the date of the latest audited financial statements included in the Prospectus, except as otherwise described in the Prospectus, (A) the Company has not incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions not in the ordinary course of business, (B) there has not been any material adverse change in the condition, financial or otherwise, results of operations, business or prospects of the Company nor any material change in its capital stock, short-term debt or long-term debt and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company in any class of its capital stock.

               (xvii) There is no document of a character required to be described in the Registration Statements or the Prospectus or to be filed as an exhibit to the Registration Statements which is not described or filed as required.

               (xviii) Except as described in the Prospectus, the Company owns and possesses all right, title and interest in and to, or has duly licensed from third parties, all patents, patent rights, trademarks, copyrights, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other proprietary rights ("Trade Rights") presently employed by it in connection with the business now operated by it. Except as described in the Prospectus, the Company has not received any notice of infringement, misappropriation or conflict from any third party as to such Trade Rights which has not been resolved or disposed of, and the Company has not infringed, misappropriated or otherwise conflicted with material Trade Rights of any third parties.

               (xix) The conduct of the business of the Company is in compliance in all respects with applicable federal, state, local and foreign laws and regulations, except where the failure to be in compliance would not have a material adverse effect upon the condition, financial or otherwise, results of operations, business or prospects of the Company.

               (xx) No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent which might reasonably be expected to materially adversely affect the condition, financial or otherwise, results of operations, business or prospects of the Company; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, results of operations, business or prospects of the Company.

               (xxi) The Company is not in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws") and, to its knowledge, does not own or operate any real property contaminated with any substance that is subject to any environmental laws, is not liable for any off-site disposal or contamination pursuant to any environmental laws and is not subject to any claim relating to any environmental laws, which violation, contamination, liability or claim might, individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of the Company.

               (xxii) The Company is not and, after giving effect to the offering and sale of the Stock, will not be an "investment company", as defined in the Investment Company Act of 1940, as amended.

               (xxiii) No broker, finder, consultant or other person or entity is entitled to any brokerage, finder's or other fee or commission in connection with the sale of the Stock, except as may be provided to the Underwriter by the express terms of this Agreement.

               (xxiv) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

          (b) Any certificate signed by any officer of the Company and delivered to the Underwriter or to counsel for the Underwriter pursuant to this Agreement or in connection with the consummation of the transactions contemplated hereby shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

     3. PURCHASE, SALE AND DELIVERY OF STOCK. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company at a
purchase price of $[        ] per share, the Firm Shares.

     The Company will deliver certificates representing the Firm Shares to the Underwriter, against payment of the purchase price in immediately available funds payable to the order of the Company at the office of Morgan, Lewis & Bockius LLP, 2000 One Logan Square, Philadelphia, PA 19103, at 10:00 A.M., Philadelphia time, on December 24, 1996, or at such other date and time as the Underwriter and the Company determine, such time and date being herein referred to as the "First Closing Date." For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for

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all the Stock sold pursuant to the offering.  The certificates for the Firm
Shares so to be delivered will be in definitive form, in such denominations and registered in such names as the Underwriter requests and will be made available for checking and packaging at such office in New York, New York as designated by the Underwriter at least 24 hours prior to the First Closing Date.

     In addition, on the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriter to purchase up to an aggregate of 300,000 Optional Shares, at the same purchase price per share to be paid for the Firm Shares, for use solely in covering any overallotments made by the Underwriter in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised in whole or in part, from time to time, upon written notice from the Underwriter given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, setting forth the aggregate number of Optional Shares as to which the Underwriter is exercising the option. The Company agrees to sell to the Underwriter the number of Optional Shares specified in such notice and the Underwriter agrees to purchase such Optional Shares. No Optional Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.
The right to purchase the Optional Shares or any portion thereof may be exercised from time to time and, to the extent not previously exercised, may be surrendered and terminated at any time upon notice by the Underwriter to the Company.

     Each time for the delivery of and payment for the Optional Shares (an "Optional Closing Date", which may be the First Closing Date) (the First Closing Date and each Optional Closing Date, if any, are sometimes referred to as a "Closing Date") shall be determined by the Underwriter but shall be not later than five full business days after written notice of election to purchase Optional Shares is given. The Company will deliver certificates representing the Optional Shares being purchased on each Optional Closing Date to the Underwriter against payment of the purchase price therefor in immediately available funds made payable to the order of the Company, at the above-mentioned office of Morgan, Lewis & Bockius LLP. The certificates for the Optional Shares being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as the Underwriter requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at such office in New York, New York as is designated by the Underwriter at least 24 hours prior to such Optional Closing Date.

     4. OFFERING BY UNDERWRITER. It is understood that the Underwriter proposes to offer the Stock for sale to the public as set forth in the Prospectus.

     5. CERTAIN AGREEMENTS OF THE COMPANY. The Company covenants and agrees with the Underwriter that:

          (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Underwriter, subparagraph (4)) of Rule 424(b) not later than the earlier of (i) the second business day following the execution and delivery of this Agreement or (ii) the fifteenth business day after the Effective Date of the Initial Registration Statement.

          The Company will advise the Underwriter promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Stock under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to the Underwriter, or will make such filing at such later date as shall have been consented to by the Underwriter.

          (b) The Company will advise the Underwriter promptly of: (i) any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without the Underwriter's consent; (ii) the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment and or supplementation of a Registration Statement or the Prospectus; (iii) the issuance by the Commission of any stop order proceeding in respect of a Registration Statement or of any notification or other communication relating to the institution of any stop order proceeding in respect of a Registration Statement, and the Company will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued; and (iv) of any notification of the suspension of qualification of the Stock for sale in any jurisdiction or the initiation or threat of any proceedings for that purpose.

          (c) If, at any time when a prospectus relating to the Stock is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company promptly will advise the Underwriter thereof and promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Underwriter's consent to, nor the Underwriter's delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 of this Agreement.

          (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

          (e) The Company will furnish to the Underwriter copies of each Registration Statement (two of which will be signed and will include all exhibits), each related preliminary prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriter requests. The Prospectus shall be furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be furnished as soon as available.

          (f) The Company will arrange for the qualification of the Stock for sale under the blue sky laws of such jurisdictions as the Underwriter designates, and will continue such qualifications in effect so long as required for distribution of the Stock.

          (g) The Company will furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter, other than the last fiscal quarter of the fiscal year, ending after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement), summary financial information of the Company for such quarter in reasonable detail.

          (h) During the period of five years from the date hereof, the Company will furnish to the Underwriter, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Underwriter (i) as soon as available, a copy of each report and any proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Underwriter may reasonably request.

          (i) The Company will use the net proceeds received by it from the sale of the Stock in the manner specified in the Prospectus under the caption "Use of Proceeds."

          (j) For a period of one year after the date of the initial public offering of the Stock, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement (except for a registration statement on Form S-8 covering shares issuable upon exercise of options granted under the Company's 1995 Stock Option Plan) under the Act relating to, any additional shares of its Common Stock or securities convertible into or exchangeable or exercisable for any shares of its Common Stock, or publicly disclose the intention to make any such offer, sale, pledge, disposal or filing, without the prior written consent of the Underwriter, except issuances of Common Stock pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on October 15, 1996, grants of employee stock options pursuant to the terms of the Company's 1995 Stock Option Plan (provided that any options issued to officers and directors of the Company thereunder may not be exercised at any time on or prior to the first anniversary of the date of the Prospectus), and issuances of Common Stock pursuant to the exercise of such options.

          (k) The Company will use its best efforts to list for quotation the Stock on the Nasdaq National Market.

          (l) The Company agrees that it shall not accelerate the vesting of any options of any person with respect to whom the Underwriter has not obtained the agreement to be provided pursuant to Section 6(k) of this Agreement.

     The Company agrees with the Underwriter that, whether or not the transactions contemplated hereunder are consummated, the Company will pay (i) all costs, fees and expenses incurred in connection with the performance of the Company's obligations hereunder, including, without limiting the generality of the foregoing, all fees and expenses of legal counsel for the Company and of the Company's independent accountants, all costs and expenses incurred in connection with the preparation, printing, filing and distribution of the Registration Statements, each preliminary prospectus and the Prospectus (including all exhibits and financial statements) and all amendments and supplements thereto, this Agreement and the blue sky memoranda, and for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Stock, (ii) all costs, fees and expenses (including legal fees and disbursements of counsel for the Underwriter) incurred by the Underwriter in connection with qualifying or registering all or any part of the Stock for offer and sale under blue sky laws, including the preparation of blue sky memoranda relating to the Stock, (iii) the fees of the National Association of Securities Dealers, Inc. ("NASD") in connection with the request for clearance of such offering with the NASD and the inclusion of the Stock in Nasdaq National Market, and (iv) all fees and expenses of the Company's transfer agent, costs of printing the certificates for the Stock and all transfer taxes, if any, with respect to the sale and delivery of the Stock to the Underwriter.

     6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITER. The obligations of the Underwriter to purchase and pay for the Firm Shares on the First Closing Date and the Optional Shares to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein set forth, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

          (a) The Underwriter shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the last amendment or post-effective amendment to the registration statement to be filed prior to the Effective Time), of Price Waterhouse LLP confirming that they are independent public accountants within the meaning of the Act and the Rules and Regulations and stating in effect that:

               (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations;

               (ii) on the basis of specified procedures, including (a) a comparison of the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and (b) inquiries of officials who have responsibility for financial and accounting matters as to whether the information conforms in all material respects with the disclosure requirements of Items 301 and 402, respectively, of Regulation S-K, nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301 and 402, respectively, of Regulation S-K;

               (iii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

               (iv) on the basis of the review referred to in clause (iii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    (A) the unaudited financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                    (B) at a specified date not more than five days prior to the date of this Agreement, there was any change in the capital stock or total long-term debt of the Company, or any increase in short-term indebtedness of the Company (other than as a result of the issuance of a $5,000,000 note to UUNET Technologies, Inc.), or any decrease in net current assets (other than as a result of the issuance of a $5,000,000 note to UUNET Technologies, Inc.), or any material decrease in total assets or stockholders' equity (without giving effect to the increase in stockholders' equity resulting from the conversion of the Company's Series A Convertible Preferred Stock into Common Stock) of the Company as compared with amounts shown on the latest balance sheet included in the Prospectus;

                    (C) for the period from the closing date of the latest income statement included in the Prospectus to the specified date referenced in clause (B) above there were any decreases, as compared with the period of corresponding length ended the date of the latest statement of operations in the Prospectus, in revenues or any increase in the total primary or fully diluted per share amounts of loss before extraordinary items or of net loss;

          except in all cases set forth in clauses (B) and (C) above, for changes, increases or decreases which the Prospectus discloses have occurred or may occur; and

               (v) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements with the results obtained from inquiries, a reading of general accounting records of the Company and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results.

          For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the last amendment or post-effective amendment to be filed prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements.

          (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by the Underwriter. If the Effective Time of the Additional Registration Statement

     (if any) is not prior to the execution and delivery of the Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to the Underwriter, or shall have occurred at such later date as shall have been consented to by the Underwriter. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Act and the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Underwriter, shall be contemplated by the Commission.

          (c) The legality and sufficiency of the authorization, issuance and sale or transfer and sale of the Stock hereunder, the validity and form of the certificates representing the Stock, the execution and delivery of this Agreement, and all corporate proceedings and other legal matters incident thereto, and the form of the Registration Statement and the Prospectus (except financial statements) shall have been approved by counsel for the Underwriter exercising reasonable judgment.

          (d) The Underwriter shall not have advised the Company that the Registration Statements or Prospectus, or any amendment or supplement thereto, contains any untrue statement of fact or omits to state any fact which the Underwriter has concluded, in good faith, is material and, in the case of an omission, is required to be stated therein or is necessary to make the statements therein not misleading.

          (e) Subsequent to the execution and delivery of this Agreement, there shall not have occurred: (i) any change, or any development involving a prospective change, in the condition (financial or other), results of operations, business or properties of the Company which, in the judgment of the Underwriter, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Stock; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or Nasdaq National Market, or any setting of minimum prices for trading on such exchange or market, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iii) any banking moratorium declared by Federal, New York or California authorities; (iv) any outbreak or escalation of hostilities or other calamity or crises the effect of which is such as to make it, in the judgment of the Underwriter, impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Stock; or (v) any material adverse change in the financial or securities markets beyond normal fluctuations, which, in the judgment of the Underwriter, makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Stock.

          (f) The Underwriter shall have received an opinion, dated such Closing Date, of Hunton & Williams, counsel for the Company, in form and substance satisfactory to the Underwriter to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company has been duly qualified to do business as a foreign corporation under the laws of, and is in good standing as such in every other state of the United States where the ownership or leasing of property, or the conduct of its business requires such qualification, except where the failure so to qualify would not have a material adverse effect upon the Company;

               (ii) to the knowledge of such counsel, the Company has no subsidiaries and owns no securities of any other entity, except for investment-grade, interest-bearing securities;

               (iii) the authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus, and the shares of issued and outstanding capital stock have been duly authorized and validly issued and are fully paid and nonassessable;

               (iv) the form of certificate for the shares of Stock to be delivered hereunder is due and proper under the Delaware General Corporation Law, and when such certificates are delivered to the Underwriter or upon the Underwriter's order against payment of the agreed consideration therefor in accordance with the provisions of this Agreement, the shares of Stock represented thereby will be duly authorized, validly issued, fully paid and nonassessable and the stockholders of the Company have no preemptive rights with respect to the Stock;

               (v) to the knowledge of such counsel, there are no holders of securities of the Company having rights to registration thereof except as disclosed in the Prospectus; and, to the knowledge of such counsel, no holders of registration rights have such rights with respect to the offering being made by the Prospectus;

               (vi) no consent, approval, authorization or order of, or filing with, any governmental agency or body, any court or any self-regulatory organization is required for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Stock, except such as have been obtained and made under the Act and such as may be required under state securities or blue sky laws (as to which state securities laws such counsel need express no opinion);

               (vii) to the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statements, other than those disclosed therein;

               (viii) to the knowledge of such counsel, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments, documents or agreements required to be described or referred to in the Registration Statements or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto; and, to the knowledge of such counsel, no default exists in the due performance or observance by the Company of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument, agreement or document so described, referred to or filed;

               (ix) this Agreement has been duly authorized, executed and delivered by the Company;

               (x) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the charter or bylaws of the Company, any statute or any rule or regulation of any governmental agency or body, or, to the knowledge of such counsel, any order of any governmental agency or body or any court having jurisdiction over the Company or any of its properties, or, to the knowledge of such counsel, any material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject;

               (xi) the information in the Registration Statement, to the extent that it describes matters of law, statutes, legal and government proceedings and contracts and other documents, is accurate in all material respects and fairly presents the information required to be shown;

                (xii) the Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Act specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; and

               (xiii) the Company is not and, after giving effect to the offering and sale of the Stock and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

          Such counsel shall also state that it has participated in conferences with officers and other representatives of the Company, representatives of the Underwriter and representatives of the independent certified public accountants of the Company during which the contents of the Registration Statements and the Prospectus and related matters were discussed and, although such counsel does not pass judgment upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in any Registration Statement or the Prospectus, nothing has come to the attention of such counsel that has caused such counsel to believe that any part of any Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading (except that such counsel need express no opinion as to the financial statements, financial statement schedules or other financial data included therein).

          (g) The Underwriter shall have received from Morgan, Lewis & Bockius LLP, counsel to the Underwriter, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Stock, the Registration Statements, the

     Prospectus and other related matters as the Underwriter may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (h) The Underwriter shall have received a certificate, dated such Closing Date, of the President and Chief Financial Officer of the Company to the effect that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date to the same effect as if made on such Closing Date, that the Company has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, that no stop order suspending the effectiveness of any Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are contemplated by the Commission, that the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to the Underwriter and that there has not been, since the date hereof or since the respective dates as of which information is given in the Registration Statements and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company.

          (i) The Underwriter shall have received a letter, dated such Closing Date, of Price Waterhouse LLP which meets the requirements of subsection
     (a) of this Section, except that the specified date referred to in such subsection will be a date not more than five days prior to such Closing Date for the purposes of this subsection.

          (j) The Stock shall have been duly admitted for quotation on Nasdaq National Market as of the First Closing Date.

          (k) The Company shall have obtained and delivered to the Underwriter executed copies of an agreement from each securityholder of the Company that owns, in the aggregate (assuming for this purpose the conversion of all securities convertible into Common Stock and the exercise of all options and warrants to purchase Common Stock owned by such securityholder), 10,000 or more shares of Common Stock, and each director and each officer of the Company in form and substance satisfactory to the Underwriter to the effect that such persons will not, for a period of one year after the date of the Prospectus offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, or publicly disclose the intention to make any such offer, sale, pledge or disposal without the prior written consent of the Underwriter.

     The Company will furnish the Underwriter with such manually signed or conformed copies of such opinions, certificates, letters and documents as the Underwriter reasonably requests.

     7.   INDEMNIFICATION AND CONTRIBUTION.

          (a) The Company will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein, it being understood and agreed that the only such information provided by the Underwriter consists of the information described as such in subsection (b) below. The obligation of the Company to indemnify the Underwriter pursuant hereto is subject to the condition that, insofar as such losses, claims, damages or liabilities relate to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus, such indemnity shall not inure to the benefit of the Underwriter, if, but only to the extent that, such losses, claims, damages or liabilities resulted because (i) the Underwriter failed to deliver a copy of the Prospectus to such person asserting such losses, claims, damages or liabilities at or prior to the time delivery of the Prospectus is required by the Act, unless such failure was due to the failure of the Company to provide copies of the Prospectus to the Underwriter, (ii) such untrue statement, omission or alleged omission contained in a preliminary prospectus was corrected in the Prospectus, and
     (iii) the delivery of the Prospectus to such person would have constituted a valid defense to the losses, claims, damages or liabilities asserted by such person.

          (b) The Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred. For all purposes of this Agreement, the information set forth (i) on the last paragraph of the cover page of the Prospectus,
     (ii) on page 2 of the Prospectus regarding stabilization and (iii) in the fourth and ninth paragraphs under "Underwriting" in the Prospectus is the only information furnished to the Company by the Underwriter for use in the Registration Statements or the Prospectus, or any related preliminary prospectus.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under subsection (a) or (b) above for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of, or consent to the entry of any judgment with respect to, any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement or judgment includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bears to the total underwriting discount received by the Underwriter, in each case as set forth on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection
     (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the underwriting discount applicable to the Stock exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     8. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Stock. If for any reason the purchase of the Stock by the Underwriter is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriter under Section 7 shall remain in effect, and if any shares of Stock have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Stock by the Underwriter is not consummated for any reason other than solely because of the occurrence of any event specified in clause (ii), (iii), (iv) or (v) of Section 6(e), or solely because the condition set forth in Section 6(j) is not satisfied solely due to the failure of the Company to have 400 stockholders, in addition to paying the costs, fees and expenses referred to in the last paragraph of Section 5, the Company will reimburse the Underwriter for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Stock.

     10. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriter, will be mailed, delivered or sent by facsimile transmission and confirmed to Invemed Associates, Inc., 375 Park Avenue, Suite 2205, New York, New York 10152, Attention: President; or, if sent to the Company, will be mailed, delivered or sent by facsimile transmission and confirmed to its address set forth in the Registration Statements, Attention: President.

     11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder. No purchaser of Stock from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

     12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     13. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws.

     The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Underwriter in accordance with its terms.


                              Very truly yours,

                              EARTHLINK NETWORK, INC.


                              By:_________________________________
                                   Name:
                                   Title:



The foregoing Underwriting Agreement
is hereby confirmed and accepted as of
the date first above written.

INVEMED ASSOCIATES, INC.


By: _____________________________
      Name:
      Title: